Income Taxes - Schedule of Difference Between Income Tax Expense (Benefit) and Amount Computed by Applying Statutory Federal Income Taxes Rate to Income Before Taxes (Detail) - USD ($)	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income tax expense at statutory federal rate	$ 508,108	$ 678,178
State tax expense	96,118	139,989
Other items	(34,766)	(19,189)
Adjustment due to change in tax rates		24,307
Income tax expense	$ 569,460	$ 823,285